United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report: January 22, 2013

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

600 La Terraza Boulevard, Escondido, California 92025-3873

(Address of principal executive offices)

(760) 741-2111

(Registrant’s telephone number, including area code)

N/A

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the consummation on January 22, 2013 of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of September 6, 2012, by and among Realty Income Corporation, a Maryland corporation (the “Company”), Tau Acquisition LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub”), and American Realty Capital Trust, Inc., a Maryland corporation (“ARCT”), as amended by the First Amendment to Agreement and Plan of Merger, dated as of January 6, 2013 (as amended, the “Merger Agreement”). Pursuant to the Merger Agreement, on January 22, 2013, ARCT merged with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving entity. The events described in this Current Report on Form 8-K occurred in connection with the consummation of the Merger.

Item 1.01 Entry into a Material Definitive Agreement.

On January 22, 2013, Tau Operating Partnership, L.P., a Delaware limited partnership and wholly owned subsidiary of Merger Sub (“Tau LP”), entered into a Term Loan Agreement (the “Term Loan Agreement”), by and among Tau LP, the Lenders party thereto, Wells Fargo Bank, National Association, as Administrative Agent, and Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated as Joint Lead Arrangers and Joint Bookrunners.

In addition, the Company and ARC Real Estate Partners, LLC, a Delaware limited liability company, are guarantors of the Term Loan Agreement. The term of the Term Loan Agreement began on January 22, 2013. The Term Loan Agreement provides for a $70 million senior unsecured term loan maturing January 21, 2018. Borrowings under the Term Loan Agreement bear interest at the LIBOR rate or the Base Rate, each as defined in the Term Loan Agreement, plus an Applicable Margin, as defined in the Term Loan Agreement, based on the Company’s current credit ratings. The initial Applicable Margin equals 1.2% for LIBOR loans based on the Company’s current investment grade credit ratings. As described in the copy of the Term Loan Agreement filed as Exhibit 10.1 hereto, the Term Loan Agreement contains customary and other affirmative covenants, including financial reporting requirements, negative covenants, including maintenance of certain financial requirements, and other customary events of default.

The foregoing description of the Term Loan Agreement is not, and does not purport to be, complete and is qualified in its entirety by the full text of the Term Loan Agreement which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

On January 22, 2013, in connection with the closing of the Merger, the Company repaid all amounts due, approximately $235.4 million, under the Amended and Restated Term Loan Agreement, dated as of July 2, 2012, by and among American Realty Capital Operating Partnership, L.P. (“ARCT LP”), ARCT, Wells Fargo Bank, National Association, TD Bank, N.A., Union Bank, N.A., Wells Fargo Securities, LLC and the other lender parties thereto (the “ARCT Term Loan Agreement”), and the ARCT Term Loan Agreement was terminated.

Also on January 22, 2013, in connection with the closing of the Merger, the Company repaid all amounts due, approximately $317.6 million, under the Credit Agreement, dated as of August 17, 2011, by and between ARCT LP and RBS Citizens Bank, as amended on February 28, 2012, April 16, 2012 and July 2, 2012 (the “ARCT Credit Agreement”), and the ARCT Credit Agreement was terminated.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 22, 2013, the Company completed the acquisition of ARCT pursuant to the terms of the Merger Agreement and thereby acquired ARCT’s portfolio of properties. At the effective time of the Merger, ARCT merged with and into Merger Sub, with Merger Sub continuing as the surviving entity and a wholly owned subsidiary of the Company.

Pursuant to the Merger Agreement, at the effective time of the Merger, each outstanding share of ARCT common stock, par value $0.01 per share, was converted into the right to receive a combination of (i) $0.35 in cash and (ii) 0.2874 of a share of common stock, par value $0.01 per share, of the Company, with cash paid in lieu of any fractional shares.

The foregoing description of the Merger and the Merger Agreement is a summary only and is qualified in its entirety by the full text of the Merger Agreement which is attached as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

On January 22, 2013, the Company issued a press release announcing the completion of the Merger and the expected approval by the Company’s board of directors of an annual increase of $0.35 in the Company’s common stock dividend. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit No	Description

2.1	Agreement and Plan of Merger, dated as of September 6, 2012, by and among Realty Income Corporation, Tau Acquisition LLC and American Realty Capital Trust, Inc. (incorporated herein by reference to the Company’s Current Report on Form 8-K filed September 6, 2012).

2.2	First Amendment to Agreement and Plan of Merger, dated as of January 6, 2013, by and among Realty Income Corporation, Tau Acquisition LLC and American Realty Capital Trust, Inc. (incorporated herein by reference to the Company’s Current Report on Form 8-K filed January 7, 2013).

10.1	Term Loan Agreement, dated as of January 22, 2013, by and among Tau Operating Partnership, L.P. and Lenders (as defined therein).

99.1	Press Release issued by Realty Income Corporation on January 22, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALTY INCOME CORPORATION

Date: January 23, 2013	By:	/s/ Michael R. Pfeiffer
Michael R. Pfeiffer
Executive Vice President, General Counsel and Secretary